Other Liabilities - Schedule Of Other Long Term Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Other Liabilities [Abstract]
Operating lease liability	$ 44,737	$ 84,902
Contingent consideration	35,168	23,147
Workers' compensation and other insurance reserves	30,552	29,718
Deferred employer social security taxes	24,034
Interest rate cap	900	2,294
Holdbacks	504	926
Taxes	525	525
Other long-term liabilities	5,490	4,785
Total other long-term liabilities	$ 141,910	$ 146,297